Q3 2012 Earnings Conference Call NASDAQ: JDAS November 1, 2012 Exhibit 99.2

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Forward Looking Statements
Forward-Looking Statements
Except for historical information, this presentation contains forward-looking statements which include words such as “believe”, “anticipate” and “expect.” These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from those expressed or implied by these statements. Factors that may affect our results are summarized in our annual report on Form 10-K filed on August 6, 2012 as well as our subsequent quarterly reports on Form 10-Q. JDA assumes no obligation and does not intend to update forward-looking statements made in this presentation.
Non-GAAP Information
A non-GAAP reconciliation of information and definitions of terms such as “Adjusted
EBITDA”, “Adjusted Non-GAAP EPS”, and other non-GAAP financial measures contained in this presentation can be found in the appendix of this presentation.

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Q3 2012 Highlights
• Revenue of $164.5 million
– Software and Subscription revenue of $31.5 million
• Closed 37 software deals, 6 deals in excess of $1 million
– Maintenance revenue increased 2% versus prior year with strong retention rates
– Consulting services revenue of $64.3 million
• Earnings and margins
– Adjusted EBITDA of $44.5 million
– Adjusted EBITDA margin of 27%
– Adjusted non-GAAP EPS of $0.53
• Excellent cash flow
– Cash flow from operations
1
of $40 million
– Free cash flow
1
of $36 million
– $412 million cash balance
2
; $138 million net cash
Notes:
1. Includes the impact of the revenue recognition investigation and restatement costs of $1.7 million in Q3’12
2. Equals cash and cash equivalents plus restricted cash

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
YTD September 30, 2012 Highlights
• Revenue of $495 million
– Closed152 software deals (24 in excess of $1 million) versus 172 deals (29 in excess of $1 million) in the year ago period
– Maintenance retention rates remain strong with a 95.3% retention rate
– Consulting services revenue increased 1% versus prior year
• Earnings and margins
– Adjusted EBITDA of $128 million
– Adjusted EBITDA margin of 26%
– Adjusted non-GAAP EPS of $1.51
• Excellent cash flow
– Cash flow from operations
1
of $118 million
– Free cash flow
1
of $109 million
– $412 million cash balance
2
; $138 million net cash
1. Includes the impact of the revenue recognition investigation and restatement costs of $5.2 million, $5.5 million and $1.7 million in Q1’12, Q2’12 and Q3’12, respectively
2. Equals cash and cash equivalents plus restricted cash
Notes:

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Q3 Results
Notes:
1. Includes the impact of the revenue recognition investigation and restatement costs of $5.5 million and $1.7 million in Q2’12 and Q3’12, respectively
2. Equals cash and cash equivalents plus restricted cash
3. Amounts may not add due to rounding
($'s in millions, except per share data)
Revenues
Q3
2011
Q2
2012
Q3
2012
Y/Y
Growth
Seq
Growth
Software & Subscriptions 38.5 $      35.8 $      31.5 $      -18% -12%
Maintenance 67.6 66.8
68.8
2% 3%
Total Product Revenue 106.1 102.6
100.2
-6% -2%
Services 67.0 66.1 64.3 -4% -3%
Total Revenue 173.1 $    168.8 $    164.5 $    -5% -3%
Performance Metrics
Adjusted EBITDA 52.9 $      44.2 $
44.5 $
-16% 1%
% of Revenue 31% 26%
27%
-4% 1%
Adjusted Non-GAAP EPS 0.67 $      0.54 $      0.53 $      -21% -2%
Operating Cash Flow
1
36.9 $      28.9 $      40.4 $      9% 40%
Free Cash Flow
1
34.1 $      27.0 $
36.4 $
7% 35%
Cash Balance
2
326.8 $    366.4 $    411.7 $    26% 12%

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
• Closed 6 large (>$1 million) software deals
in Q3 compared to 10 in Q3 2011
• Average sales price was $724,000
Software Sales
Notes:
1.Trailing-twelve months
2.Total software revenue includes both license and subscription revenue
3. Large deals include deals greater than $1 million
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
2
($ in millions)
15
20
25
30
35
40
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Large Deals
3
(TTM
1
)
$125
$135
$145
$155
$165
Q1 Q2 Q3 Q4 Q1 Q2 Q3
2011 2012
TTM
1
Total Software Revenue
($ in millions)
Total Software Revenue
2

Maintenance Revenue

($ in millions)

$67.6
$67.2
$66.7
$66.8
$68.8
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Gross Profit Margin

79.8%
79.9%
79.1%
78.4%
79.5%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Retention Rate

95.7%
95.5%
97.2%
95.9%
95.3%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Improving Maintenance Performance
• Consistent, predictable source of
revenue and cash flow
• Continued strong maintenance
retention rate
• Excellent gross profit margins

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Steady Services Performance
•
Strong margins on substantial revenue
$67.0
$74.1
$66.0 $66.1
$64.3
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Services Revenue
($ in millions)
24.6%
33.7%
22.1%
21.6%
20.8%
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Gross Profit Margin

9.1%
9.7%
15.3%
14.5%
12.8%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Operational Excellence
• Proven consistency in operating
cost discipline
• G&A costs include $5.2 million of
revenue recognition investigation and
restatement costs in Q1 2012, $5.5
million in Q2 2012, and $1.7 million in
Q3 2012
10.8%
9.9%
11.8%
11.1% 11.1%
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Product Development
(As % Total Revenue)
14.9%
14.5%
15.3%
14.5%
14.7%
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Sales and Marketing
(As % Total Revenue)
General & Administrative
(As % Total Revenue)

Strong EBITDA & EPS Performance
• Sequential EBITDA and EBITDA Margin
growth
$52.9
$62.6
$38.9
$44.2 $44.5
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Adjusted EBITDA
($ in millions)
30.6%
33.8%
24.0%
26.2%
27.1%
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
Adjusted EBITDA Margin
$0.67
$0.82
$0.44
$0.54
$0.53
Adjusted Non- GAAP Diluted EPS
Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Q3'11 Q4'11 Q1'12
Q2'12
Q3'12

$36.9
$(20.2)
$48.9
$28.9
$40.4
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

$34.1
$(32.0)
$45.9
$27.0
$36.4
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

$54
$22
$68
$93
$138
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Robust Cash Flow
•
Cash balance of $412 million
•
Strong, expanding cash flow
Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Operating Cash Flow
1
($ in millions)
Free Cash Flow
1
($ in millions)
Net Cash
2
($ in millions)
Q4’11 includes the net cash payment of $54.0 million for the Dillard’s litigation settlement; Q1’12 , Q2’12 and Q3’12 include the impact of the revenue recognition investigation and restatement costs of $5.2 million, $5.5 million, and $1.7 million respectively
Net cash equals cash and cash equivalents plus restricted cash less total debt.  Net cash includes the impact of the Dillard’s litigation settlement and  revenue recognition investigation and restatement costs
Notes:
1.
2.

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
2012 Q3 Highlights
• Continued strength in maintenance
• Operating cost containment
• Excellent cash flow
• $412 million of cash on hand
• Enhanced focus on shareholder value

APPENDIX

Copyright 2011 JDA Software Group, Inc. - CONFIDENTIAL
Non-GAAP Reconciliations¹
Actual Results
Notes:
1.  Amounts may not add due to rounding
($'s in millions, except per share data)
Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012
Net Income 18.3 $           3.6 $             4.7 $            10.6 $          11.1 $
Income tax provision (benefit) 11.4              (1.4)               2.8                6.3                7.4
Interest expense & amortization of loan fees 6.4                6.4                6.4                6.5                6.6
Amortization of acquired software technology 1.7                1.7                1.7                1.7                1.7
Amortization of intangibles 9.6                9.5                9.5                9.5                9.5
Depreciation 3.2                3.3                3.7                3.8                3.8
EBITDA 50.7 $           23.2 $           28.8 $          38.5 $          40.1 $
Restructuring charges 0.8                0.6                2.2                0.2                (0.2)
Stock-based compensation 2.1                0.9                2.9                1.7                4.2
Litigation provision and settlements, net -                39.0              -               -               -
Investigation and restatement costs -                -                5.2                5.5                1.7
Interest income and other non-operating income, net (0.6)               (1.2)               (0.3)              (1.6)              (1.3)
Adjusted EBITDA 52.9 $           62.6 $           38.9 $          44.2 $          44.5 $
Income Before Taxes 29.7 $           2.2 $             7.5 $            16.9 $          18.5 $
Amortization of acquired software technology 1.7                1.7                1.7                1.7                1.7
Amortization of intangibles 9.6                9.5                9.5                9.5                9.5
Restructuring charges 0.8                0.6                2.2                0.2                (0.2)
Stock-based compensation 2.1                0.9                2.9                1.7                4.2
Litigation provision and settlements, net -                39.0              -               -               -
Investigation and restatement costs -                -                5.2                5.5                1.7
Adjusted Income Before Income Taxes 43.9 $           54.0 $           29.1 $          35.5 $          35.4 $
Adjusted Income Tax Expense (15.4)             (18.9)             (10.2)            (12.4)            (12.4)
Adjusted Net Income 28.5 $           35.1 $           18.9 $          23.1 $          23.0 $
Adjusted Non-GAAP Diluted EPS 0.67 $           0.82 $           0.44 $          0.54 $          0.53 $